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                                                                    Exhibit 10.3

                     FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

      This First Amendment to Employment Agreement (the "Amendment") is entered into on April 26, 2005 by and between Insight Enterprises, Inc., a Delaware corporation ("Company"), and Karen K. McGinnis ("Executive"), to be effective as of January 1, 2005 (the "Effective Date").

                                    RECITALS

      A. Executive is currently employed by Company in the position of Senior Vice President - Finance, and Executive and Company are parties to an Employment Agreement that was effective as of October 15, 2004 (as amended, the "Original Agreement").

      B. Company desires to change the basis for incentive compensation under the Original Agreement and Executive desires to accept such changes.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

      1. DEFINED TERMS. Capitalized terms used and not defined herein shall have the meanings given them in the Original Agreement.

      2. INCENTIVE COMPENSATION. Section 3(b) of the Original Agreement is hereby amended, as of the Effective Date, by deleting the text of such subsection in its entirety and inserting the following in its place:

            Employee shall be eligible for an incentive bonus to be detailed in one or more separate written documents, to be delivered by the Company from time to time (each, an "Incentive Compensation Plan"). The amount, if any, of such incentive bonus shall be based on the extent to which Executive or Company, or both, achieve objectives set forth in the Incentive Compensation Plan for the relevant time period.

      3. NO OTHER AMENDMENTS. Except as expressly set forth herein, there are no other amendments to the Original Agreement.

      4. GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Arizona.

      IN WITNESS WHEREOF, the parties have executed and delivered this First Amendment to Employment Agreement on the date first above written.

INSIGHT ENTERPRISES, INC.,
a Delaware corporation

By: /s/ Stanley Laybourne                   /s/ Karen McGinnis
   --------------------------------         -------------------------------
Name: Stanley Laybourne                     Karen K. McGinnis
Title: Chief Financial Officer